DELAWARE GROUP GOVERNMENT FUND

Delaware American Government Bond Fund

Supplement to the
Statement of Additional Information
dated September 30, 2003

Effective March 8, 2004, the Net Asset Value reinvestment privilege for this Fund is being removed. The following information located on page 37 of the Fund's Statement of Additional Information is deleted:

          Additionally Class A Shares may be purchased at net asset value by any investor within 90 days after redemption of shares from a fund outside of funds in the Delaware Investments family provided that: 1) the redeemed shares were purchased no more than five years before the proposed purchase of Class A Shares of a Fund; and 2) a front-end sales charge was paid in conneciton with the purchase of the redeemed shares or a CDSC was paid upon their redemption.

This Supplement is dated March 5, 2004.